UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2011

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                         Entry into a Material Definitive Agreement

Effective September 2, 2011, the Board of Directors (the “Board”) of Golden Minerals Company (“Golden Minerals”) adopted a stock option plan (the “Replacement Stock Option Plan”) pursuant to which the Golden Minerals Replacement Options (as defined in Item 2.01 below) were issued in connection with the Arrangement (as defined in Item 2.01 below), as further described in Item 2.01 below and incorporated herein by reference.

On September 2, 2011, ECU Silver Mining Inc. (“ECU”), Golden Minerals and Computershare Trust Company of Canada (“Computershare”) entered into two separate supplemental warrant indentures (collectively, the “Supplemental Warrant Indentures”) to govern the terms and conditions of the Golden Minerals Replacement Warrants (as defined in Item 2.01 below) to be issued in exchange for the ECU Warrants (as defined in Item 2.01 below) issued under ECU’s February 2009 Warrant Indenture, as amended and supplemented, and ECU’s December 2009 Warrant Indenture in connection with the Arrangement (as defined in Item 2.01 below), as further described in Item 2.01 below and incorporated herein by reference.

The foregoing descriptions of the Replacement Stock Option Plan and the Supplemental Warrant Indentures, and the further descriptions contained in Item 2.01 below, do not purport to be complete and are qualified in their entirety by reference to the full text of the Replacement Stock Option Plan, which was attached as Exhibit 4.1 to Golden Minerals’ Form S-8 Registration Statement filed with the Securities and Exchange Commission on September 2, 2011 and is incorporated herein by reference, and the full text of the Supplemental Warrant Indentures, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Certain Mexican subsidiaries of ECU are borrowers under a financing arrangement with IIG Capital LLC as representative of The IIG Trade Opportunities Fund N.V. and/or The Venezuela Recovery Fund N.V., pursuant to which ECU is a joint surety.  The principal amount outstanding at June 30, 2011 was approximately US$16,618,541.  Principal repayments are payable in 30 equal monthly payments commencing July 31, 2011 and ending December 31, 2013.  Interest is payable quarterly and is calculated at the greater of 12% and the 1 month London Interbank Offered Rate plus 6%.  The loan is secured by first priority security interests covering certain of the current mining properties of the Mexican subsidiaries, including current and future facilities constructed thereon.  ECU and its subsidiaries became subsidiaries of Golden Minerals effective September 2, 2011, upon consummation of the Arrangement, defined and described below in Item 2.01.

Item 2.01                         Completion of Acquisition or Disposition of Assets

On September 2, 2011, Golden Minerals completed its previously announced business combination with ECU.  Pursuant to the terms and conditions of the Arrangement Agreement, dated June 24, 2011, between Golden Minerals and ECU (the “Arrangement Agreement”), the businesses of Golden Minerals and ECU were combined by way of a court-approved plan of arrangement (the “Arrangement”) pursuant to the provisions of the Business Corporations Act (Québec) (the “QBCA”).

Pursuant to the Arrangement Agreement:

•                  each ECU common share outstanding immediately prior to the effective time of the Arrangement on September 2, 2011 (the “Effective Time”) was exchanged for the right to receive 0.05 shares of Golden Minerals common stock (the “Exchange Ratio”) and Cdn$0.000394 in cash;

•                  each warrant to purchase ECU common shares (an “ECU Warrant”) outstanding immediately prior to the Effective Time issued pursuant to ECU’s February 2009 Warrant Indenture or ECU’s December 2009 Warrant Indenture was exchanged for the right to receive a warrant to purchase shares of Golden Minerals common stock (a “Golden Minerals Replacement Warrant”) issued pursuant to the respective Supplemental Warrant Indenture which is exercisable to acquire, on the same terms and conditions as were applicable to such ECU Warrant immediately prior to the Effective Time, the number of shares of Golden Minerals common stock (rounded to the nearest whole number) as the holder would have acquired if such holder would have exercised such ECU Warrant immediately prior to the Effective Time; the exercise price per Golden Minerals Replacement Warrant is an amount equal to the quotient of: (A) the exercise price of the corresponding ECU Warrant and (B) the Exchange Ratio; the Golden Minerals Replacement Warrants have the same expiration dates as the corresponding ECU Warrants; and

•                  each option to purchase ECU common shares (an “ECU Option”) outstanding immediately prior to the Effective Time granted under the ECU’s stock option plan was exchanged for an option granted under the Replacement Stock Option Plan to purchase shares of Golden Minerals common stock (a “Golden Minerals Replacement Option”), which is exercisable to acquire, substantially on the same terms and conditions as were applicable to the corresponding ECU Options, the number of shares of Golden Minerals common stock (rounded to the nearest whole number) as the holder would have acquired if such holder would have exercised such ECU Option immediately prior to the Effective Time; the exercise price of each Golden Minerals Replacement Option is an amount equal to the quotient of: (A) the exercise price of the corresponding ECU Option immediately prior to the Effective Time divided by (B) the Exchange Ratio; the Golden Minerals Replacement Options have the same expiration dates as the corresponding ECU Options subject to certain adjustments set forth in the Replacement Stock Option Plan.

In the aggregate, Golden Minerals issued 16,004,111 shares of common stock, 661,750 Golden Minerals Replacement Options, and 2,218,292 Golden Minerals Replacement Warrants, and paid approximately Cdn$126,112 in cash, as consideration in the Arrangement.

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which was attached as Exhibit 2.1 to Golden Minerals’ Current Report on Form 8-K dated filed with the Securities and Exchange Commission on June 30, 2011 and is incorporated herein by reference.

Item 2.03                         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The final paragraph in Item 1.01, which describes the obligations of ECU and certain of its Mexican subsidiaries under a financing arrangement, is incorporated herein by reference.

Item 3.02                         Unregistered Sales of Equity Securities

As indicated in Item 2.01 above, the consideration paid by Golden Minerals in connection with the acquisition of all of the shares of ECU included the issuance of 16,004,111 shares of Golden Minerals common stock, Golden Minerals Replacement Options exercisable for 661,750 shares of Golden Minerals common stock, and Golden Minerals Replacement Warrants exercisable for 2,218,292 shares of Golden Minerals common stock (the “Arrangement Securities”).  The Arrangement Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The acquisition of all of the securities of ECU pursuant to a plan of arrangement was approved by the Superior Court of Québec in accordance with the provisions of the QBCA.  Accordingly, the Arrangement Securities are exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) of the Securities Act.

The consummation of the Arrangement constituted a change of control of ECU pursuant to ECU’s compensation arrangements with certain of its executive officers.  In accordance with his compensation arrangement, ECU’s former Chairman and Chief Executive Officer, Michel Roy, was entitled to receive a cash payment of Cdn$1,500,000 upon the consummation of the Arrangement.  Golden Minerals and Mr. Roy agreed that Golden Minerals would issue 113,208 new shares of Golden Minerals common stock (the “Roy Shares”) in full satisfaction of the amount payable to Mr. Roy.  The number of Roy Shares issued was calculated by dividing the amount of the cash payment by the five day volume weighted average price of Golden Minerals’ common stock on the NYSE Amex for the five trading days immediately prior to September 2, 2011, the day on which the Arrangement was consummated.  The Roy Shares have not been registered under the Securities Act and were issued to Mr. Roy pursuant to Regulation S and in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.  Golden Minerals has imposed appropriate limitations on the resale of the Roy Shares.

Item 5.01                         Changes in Control of Registrant

Upon consummation of the Arrangement, the shareholders of ECU immediately prior to the Effective Time became the owners of approximately 51% of the outstanding common stock of Golden Minerals, resulting in a change in control for Golden Minerals’ stockholders.  In connection with the Arrangement, Golden Minerals and ECU agreed that Michael T. Mason, a former director of ECU, would be appointed to the Board as further described in Item 5.02 below and incorporated by reference herein.

The description of the Arrangement set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the Arrangement, on August 31, 2011, the Board increased the number of directors serving on the Board from six to seven and elected Michael T. Mason to fill the newly created directorship effective as of the Effective Time.  Mr. Mason was a director of ECU prior to the consummation of the Arrangement and has more than 40 years experience in the minerals industry.  Currently Mr. Mason is both a director and Chief Executive Officer of Geovic Mining Corporation.  He is also a Managing Partner of Mineral Services, LLC.

At the Effective Time, Mr. Mason’s 85,000 ECU common shares were exchanged, at the same ratio as all other ECU common shareholders, for the right to receive 4,250 shares of Golden Minerals common stock and a cash payment of approximately Cdn$33.50.  In addition, at the Effective Time, Mr. Mason held (i) 270,000 ECU Options with an exercise price of Cdn$2.40 that were exchanged for 13,500 Golden Minerals Replacement Options with an exercise price of Cdn$48.00, (ii) 225,000 ECU Options with an exercise price of Cdn$1.70 that were exchanged for 11,250 Golden Minerals Replacement Options with an exercise price of Cdn$34.00, and (iii) 100,000 ECU Options with an exercise price of Cdn$0.80 that were exchanged for 5,000 Golden Minerals Replacement Options with an exercise price of Cdn$16.00, with each exchange calculated as described above in Item 2.01.

Mr. Mason will be entitled to receive the same compensation for service as a non-employee director as is currently provided to the other non-employee directors serving on the Board.  In connection with his appointment to the Board, Mr. Mason was granted 2,871 restricted stock units, which is the same number of restricted stock units granted to the other non-employee director in May 2011.  Mr. Mason’s restricted stock units will vest after one year and represent a contingent right to receive one share of Golden Minerals common stock on the date on which Mr. Mason ceases to be a member of the Board.

Item 5.03                         Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting of Stockholders of Golden Minerals held on August 30, 2011, Golden Minerals’ stockholders approved a proposal to amend Golden Mineral’s certificate of incorporation to increase the number of authorized shares to 100,000,000 shares of common stock.  On September 2, 2011, Golden Minerals filed with the Secretary of State of the State of Delaware a First Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company increasing its authorized capital from 50,000,000 shares of common stock, par value $0.01 per share, to 100,000,000 shares of common stock, par value $0.01 per share.

A copy of the First Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the preceding description of the amendment is qualified in its entirety by reference to the full text thereof, which is incorporated by reference.

Item 9.01        Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  The audited consolidated financial statements of ECU for the years ended December 31, 2010 and 2009 and related footnotes, and the unaudited consolidated financial statements of ECU as of and for the six months ended June 30, 2011, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)  Pro Forma Financial Information.  The unaudited pro forma combined condensed financial statement of Golden Minerals for the year ended December 31, 2010, and as of and for the six-month period ended June 30, 2011, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated June 24, 2011, between Golden Minerals Company and ECU Silver Mining Inc.(1)

3.1	First Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company.

4.1	Golden Minerals Company Replacement Stock Option Plan.(2)

10.1	Supplemental Warrant Indenture, dated September 2, 2011, by and among Golden Minerals, ECU Silver Mining Inc, and Computershare.

10.2	Third Supplemental Warrant Indenture, dated September 2, 2011, by and among Golden Minerals, ECU Silver Mining Inc, and Computershare.

99.1	Historical Consolidated Financial Statements of ECU Silver Mining Inc.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of Golden Minerals Company.

(1)  Incorporated by reference to our Current Report on Form 8-K filed June 30, 2011.

(2)  Incorporated by reference to our Form S-8 Registration Statement filed September 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2011

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Arrangement Agreement, dated June 24, 2011, between Golden Minerals Company and ECU Silver Mining Inc.(1)

3.1	First Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company.

4.1	Golden Minerals Company Replacement Stock Option Plan.(2)

10.1	Supplemental Warrant Indenture, dated September 2, 2011, by and among Golden Minerals, ECU Silver Mining Inc, and Computershare.

10.2	Third Supplemental Warrant Indenture, dated September 2, 2011, by and among Golden Minerals, ECU Silver Mining Inc, and Computershare.

99.1	Historical Consolidated Financial Statements of ECU Silver Mining Inc.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of Golden Minerals Company.

(1)  Incorporated by reference to our Current Report on Form 8-K filed June 30, 2011.

(2)  Incorporated by reference to our Form S-8 Registration Statement filed September 2, 2011.